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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                           --------------------------



                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): March 25, 1998



                                 WATERLINK, INC.
              (Exact Name of Registrant as Specified in Charter)

    Delaware                       1-13041                34-1788678
(State or Other               (Commission File    (IRS Employer Identification
 Jurisdiction of                   Number)                   No.)
 Incorporation)

4100 Holiday Street, N.W., Suite 201, Canton, Ohio         44718
(Address of Principal Executive Offices)                 (Zip Code)

       Registrant's telephone number, including area code: (330) 649-4000.



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Item 2.          Acquisition or Disposition of Assets

                (a) On March 25, 1998 (the "Closing Date"), Waterlink, Inc. (the "Company") acquired all the outstanding shares of capital stock of (i) Aquafine Engineering Services Limited, a corporation organized under the laws of England and Wales ("AES"), from its shareholder, Anglian Water Services Limited, a corporation organized under the laws of England and Wales, and (ii) Purac Engineering Incorporated, a corporation organized under the laws of Delaware ("Purac"), from its shareholder, Anglian Water, Inc., a corporation organized under the laws of Delaware, in a single transaction, for an aggregate consideration consisting of Four Million Five Hundred Thousand English Pounds (4,500,000 Pounds) (approximately US $7,571,700), which includes Three Hundred Twenty-five Thousand English Pounds (325,000 Pounds) (approximately US $546,845) for real property associated with AES, in cash paid at the closing. The Company effectuated the purchase of AES through a wholly owned subsidiary, Waterlink (UK) Limited, a corporation organized under the laws of England and Wales.

                The purchase price for the acquisition was established by the parties based on arms'-length negotiations. The Company used a combination of working capital and bank borrowing under its existing credit facility with Bank of America National Trust & Savings Association to fund the cash paid at closing.

                (b) The Company is an international provider of integrated water purification and wastewater treatment solutions, principally to industrial and municipal customers. AES designs and manufactures industrial and municipal water and wastewater systems and solutions primarily for the United Kingdom market. Purac designs water and wastewater systems primarily for the United States municipal market. The Company intends to devote the assets of AES and Purac to these same purposes.

Item 7.         Financial Statements, Pro Forma Financial Information and
                Exhibits.

                (a) and (b) The financial statements required by this Item will be filed by amendment to this Form 8-K on or prior to June 8, 1998.

Item 7(c).      Exhibits.

        2.01- Agreement for the Sale and Purchase of the Entire Issued Share Capital of Aquafine Engineering Services Limited and Purac Engineering Incorporated dated March 25, 1998 among Anglian Water Services Limited, Anglian Water, Inc., Anglian Water International Limited, Waterlink (UK) Limited and Waterlink, Inc.

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        *99.01- Unaudited Pro Forma Condensed Consolidated Financial Data of
                Waterlink, Inc. and Subsidiaries.

        *99.02- Combined Financial Statements of Aquafine Engineering Services
                Limited and Purac Engineering Incorporated.

* TO BE FILED BY AMENDMENT


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  WATERLINK, INC.

Dated:  April 9, 1998            By /s/ Michael J. Vantusko
                                    -------------------------------------------
                                    Michael J. Vantusko, Chief Financial Officer


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                                INDEX TO EXHIBITS
                                -----------------

                                    FORM 8-K


EXHIBIT NUMBER                          DESCRIPTION
--------------                          -----------



2.01-               Agreement for the Sale and Purchase of the Entire Issued
                    Share Capital of Aquafine Engineering Services Limited and
                    Purac Engineering Incorporated dated March 25, 1998 among
                    Anglian Water Services Limited, Anglian Water, Inc., Anglian
                    Water International Limited, Waterlink (UK) Limited and
                    Waterlink, Inc.

*99.01-             Unaudited Pro Forma Condensed Consolidated Financial Data of
                    Waterlink, Inc. and Subsidiaries.

*99.02-             Combined Financial Statements of Aquafine Engineering
                    Services Limited and Purac Engineering Incorporated.



* TO BE FILED BY AMENDMENT